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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2000, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-96343) and related Prospectus of ITXC Corp. for the registration of 4,600,000 shares of its common stock.

                                             /s/ Ernst & Young LLP

MetroPark, New Jersey

March 6, 2000